UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 20, 2009

NIVS IntelliMedia Technology Group, Inc.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Conditions.

On May 20, 2009, NIVS IntelliMedia Technology Group, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2009.  A copy of the May 20, 2009 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure.

The information under Item 2.02, above, is incorporated herein by reference.

The information reported under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release dated May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: May 22, 2009	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 20, 2009.